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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 31, 2001




                               Scient Corporation
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                      000-25893               94-3288107
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


               860 Broadway
               New York, NY                                     10003
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 (Address of Principal Executive Offices)                     (Zip Code)


                                 (917) 534-8200
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              (Registrant's telephone number, including area code)


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         (Former Name or Former Address, if Changed Since Last Report)


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     ITEM 5. Other Events.

     On July 31, 2001, Scient Corporation ("Scient") and iXL Enterprises, Inc. ("iXL") jointly announced that they entered into an Agreement and Plan of Merger dated July 31, 2001 (the "Merger Agreement"), which sets forth the terms and conditions of a proposed business combination of Scient and iXL.

     A copy of the Merger Agreement among India-Sierra Holdings, Inc. ("Parent"), iXL, Scient, India Merger Sub, Inc., and Sierra Merger Sub, Inc. is attached hereto as Exhibit 2.1 and made a part hereof. A copy of the press release entitled "Scient and iXL Enterprises Agree to Combine to Expand the Scope and Impact of their Services", which was jointly issued by Scient and iXL on July 31, 2001, is attached hereto as Exhibit 99.1 and made a part hereof. A copy of a Voting Agreement between iXL and certain stockholders of Scient dated July 31, 2001 is attached hereto as Exhibit 99.2 and made a part hereof. A copy of a Voting Agreement between Scient and certain stockholders of iXL dated July 31, 2001 is attached hereto as Exhibit 99.3 and made a part hereof. Copies of the Certificate of Incorporation and Bylaws of Parent (currently named India-Sierra Holdings, Inc.) are attached hereto as Exhibits 99.4 and 99.5 and made a part hereof.

     ITEM 7(c). Exhibits.

     Exhibit 2.1 Agreement and Plan of Merger dated July 31, 200 among India-Sierra Holdings, Inc., iXL Enterprises, Inc., Scient Corporation, India Merger Sub, Inc., and Sierra Merger Sub, Inc. (schedules and exhibits omitted).

     Exhibit 99.1    Press Release dated July 31, 2001.

     Exhibit 99.2 Scient Voting Agreement dated July 31, 2001 among iXL Enterprises, Inc. and certain stockholders of Scient Corporation.

     Exhibit 99.3 iXL Voting Agreement dated July 31, 2001 among Scient Corporation and certain stockholders of iXL Enterprises, Inc.

     Exhibit 99.4 Certificate of Incorporation of Parent (currently named India-Sierra Holdings, Inc.)

     Exhibit 99.5    Bylaws of Parent (currently named India-Sierra Holdings,
                     Inc.)


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2001


                                        SCIENT CORPORATION


                                        By: /s/ Michael J. Hand
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                                           Name:  Michael J. Hand
                                           Title: VP Corp. Controller


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